UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2007

CONCUR TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25137	91-1608052
(Commission File Number)	(IRS Employer Identification No.)

18400 NE Union Hill Road, Redmond, Washington	98052
(Address of Principal Executive Offices)	(Zip Code)

(425) 702-8808

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 1, 2007, Concur Technologies, Inc. (“Concur”) completed its acquisition of H-G Holdings, Inc. (“Acquisition”) pursuant to the Agreement and Plan of Merger, dated July 27, 2007, between Concur and H-G Holdings, Inc. (“Merger Agreement”). Under the Merger Agreement, all outstanding equity securities of H-G Holdings, Inc. were converted at the closing of the Acquisition into the right to receive an aggregate of approximately $160.0 million in cash, subject to specified adjustments, escrows and hold backs for which $16.5 million is being withheld by Concur or held in escrow as of October 1, 2007.

Prior to the Acquisition, H-G Holdings, Inc. was a privately-held holding company, the principal subsidiary of which was Gelco Information Network, Inc. Prior to the Acquisition, H-G Holdings, Inc. divested its Trade Management Group subsidiary known as Gelco TMG, LLC.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as an exhibit to Concur’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 14, 2007.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On October 1, 2007, Concur incurred indebtedness in the aggregate principal amount of approximately $19.5 million under its Amended and Restated Credit Agreement with LaSalle Bank National Association (“Amended Credit Agreement”), which provides for a revolving loan for up to $70.0 million and expires in September 2012, or earlier as provided in the Amended Credit Agreement. Such indebtedness was used to finance a portion of the total consideration paid at the closing of the Acquisition on October 1, 2007 and to pay off existing indebtedness of Gelco Information Network, Inc. The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Amended Credit Agreement, which will be filed as an exhibit to Concur’s Quarterly Report on Form 10-Q for the quarter ending December 31, 2007.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

The information required by this Item 9.01(a) is incorporated herein by reference to the information provided in Item 9.01(a) of Concur’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 14, 2007.

(b) Unaudited Pro Forma Condensed Combined Financial Information.

The information required by this Item 9.01(b) is incorporated herein by reference to the information provided in Item 9.01(b) of Concur’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 14, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONCUR TECHNOLOGIES, INC.

Date: October 4, 2007	By:	/s/ John F. Adair
John F. Adair,
Chief Financial Officer (principal financial officer and duly authorized officer)